UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2012 rue21, inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-34536	25-1311645
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Commonwealth Drive Warrendale, Pennsylvania	15086
(Address of principal executive offices)	(Zip Code)

(724) 776-9780

(Registrant’s telephone number including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of rue21, inc., (the “Company”) held on June 8, 2012, the Company’s stockholders elected the Company’s nominees for Class III directors for a three-year term expiring in 2015, ratified the appointment of Ernst & Young, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending February 2, 2013, and approved, on a non-binding basis, the compensation of the Company’s named executive officers as described in the Company’s Proxy Statement for the Annual Meeting (“Say on Pay”).

The final results of the voting were as follows:

	For	Withheld	Broker Non-Votes
Election of Directors
Macon Brock	21,006,547	544,954	1,647,449
John Megrue	21,165,739	385,762	1,647,449

	For	Against	Abstain	Broker Non-Votes
Approval of Compensation Paid To Named Executive Officers (“Say on Pay”)	21,380,123	170,766	612	1,647,449

	For	Against	Abstain
Ratification of the Appointment of Independent Registered Public Accounting Firm	23,146,547	52,403	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

rue21, inc.

By:	/s/ Stacy Siegal
Stacy Siegal Vice President and General Counsel

June 8, 2012